Exhibit 99.1

CastlePoint Doubles Quarterly Dividend to $0.05 Per Share

HAMILTON, Bermuda--(BUSINESS WIRE)--CastlePoint Holdings, Ltd. (NASDAQ:CPHL) announced today that the Company's Board of Directors has doubled its regular quarterly dividend for its common stock to $0.05 from $0.025 per share. The $0.05 dividend will be payable June 30, 2008 to stockholders of record as of June 16, 2008. Subject to Board of Directors approval for future dividends, this represents an increase to an annualized rate of $0.20 per share.

Michael H. Lee, Chairman and Chief Executive Officer of CastlePoint Holdings, Ltd. stated, "In view of our strong earnings and operating cash flow for 2007, our first full year of operations, we are pleased to be able to increase our quarterly dividend beginning in the Second Quarter of 2008. The increase in the Company's dividend represents our continued confidence in our business and growth prospects."

About CastlePoint Holdings, Ltd.

CastlePoint, a Bermuda-based holding company, through its subsidiaries, CastlePoint Reinsurance Company, CastlePoint Management Corp., and CastlePoint Insurance Company, provides property and casualty insurance and reinsurance business solutions, products and services to small insurance companies and program underwriting agents in the United States.

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Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of CastlePoint may include forward-looking statements that reflect CastlePoint’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," “project”, “guide or guidance”, "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause CastlePoint’s actual results to differ materially from those indicated in these statements. The company believes that these factors include but are not limited to ineffectiveness or obsolescence of its business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than CastlePoint’s underwriting, reserving or investment practices anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the ability to make certain acquisitions in a timely fashion necessary to fulfill the company’s business plan; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of the company’s investments; changes in regulations or laws applicable to CastlePoint, its subsidiaries, brokers or customers including tax laws in Bermuda and the United States; acceptance of CastlePoint’s products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of CastlePoint’s reinsurers to pay claims timely or at all; decreased demand for the company’s insurance or reinsurance products; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under CastlePoint’s insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and CastlePoint undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

For more information visit CastlePoint’s website at http://www.castlepoint.bm/.

CONTACT:
CastlePoint Holdings, Ltd., Hamilton
Joel Weiner, Senior Vice President and Chief Financial
Officer, 441-294-6400
Joel.Weiner@CastlePoint.bm